united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Stephanie Shearer, Gemini Fund Services, LLC.

4221 North 203rd Street, Suite 100 Elkhorn, Nebraska 68022-3474

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 12/31

Date of reporting period: 12/31/2019

Item 1. Reports to Stockholders.

BTS Managed Income Fund

Class A
BTSAX

Class C
BTSCX

Class I
BTSIX

Class R
BTSRX

BTS Tactical Fixed Income Fund

Class A
BTFAX

Class C
BTFCX

Class I
BTFIX

Class R
BTFRX

Annual Report
December 31, 2019

1-877-BTS-9820
(1-877-287-9820)

www.btsfunds.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the BTS Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC
Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.btsfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Funds documents that have been mailed to you.

Dear Valued Shareholder,

As CEO of BTS Asset Management (“BTS”), I would like to thank you for investing with the BTS Managed Income Fund (the “Fund”) and take a moment to review developments related to the Fund, including strategies we’ve employed, recent returns and our vision for the new year, 2020!

Performance Discussion

The Fund (Class A NAV) generated a 4.06% return for its investors for the year ended December 31, 2019. The Fund’s positive performance came despite increased volatility in both fixed income and equity markets. Indeed, as risk and non-risk assets were all on a rollercoaster ride, reacting to almost daily US-China Trade war headlines, signs of decelerating growth, and alternating Fed announcements on monetary policy, the Fund was able to make a series of risk-on and risk-off moves as part of its Risk Management strategy in an attempt to manage downside risk and generate a positive return, specifically utilizing both high yield and U.S. government bonds as the BTS Investment Models dictated.

For the Fixed Income strategy adopted by the Fund, BTS focused on fund selection. Here we sought to optimize the level of credit risk to duration sensitivity. The thinking was to mitigate volatility by having a contrast and dynamically change the level of credit to duration during different market trends. At the same time- when possible- we sought to identify sectors which offered yield and absolute returns that were historically not correlated at high levels to basic credit and duration sectors. Once determining the sectors, we sought ETFs that were established and offered relatively lower expenses.

The Fund did underperform its Benchmark, the Bloomberg Barclays US Aggregate Bond Index (the “Benchmark”), which returned 8.72%. That said, the Benchmark is an index representing broad-based U.S. investment grade fixed income securities. Corporate bonds for example appreciated to higher-than-normal valuations in early 2019 as optimistic investors flooded fixed income securities in response to the Feds dramatic shift to easy monetary policy.

To that end, we believe the Fund is better positioned for 2020 to achieve positive risk-adjusted returns than traditional buy and hold corporate bond investors representing the benchmark. Indeed, it is imperative given the backdrop that the Fund remain ready to step to the sidelines with its Risk Management strategy with risk-off allocations as the economy slows.

While the Fund underperformed during 2019, we believe that it still met its investment objective by adhering to its core principals.

Allocation and Models Discussion

During the first few months of 2019, we allowed the bond market – credit and duration based- to work through what we perceived as a very peculiar and uncommon correlation. Government bonds rallied at the same time as investment grade and high yield bonds moved higher. This was unique in that we often see rallies in high yield bonds correlated to some pressure in yields as the economy steepens the yield curve with stronger growth. When we determined our allocations we stood ready to use a tactical component to make adjustments and also to hedge aggressively when credit events or sell-offs took place. The “pause” for a few months caused some amount of set-back- against the benchmark but we eventually seemed vindicated as markets moved forward in to the rest of 2019 and a close look at parallel performance against the benchmark indicated strong relative risk adjusted performance.

Fund and Markets Outlook Discussion

Forecasters are starting to project higher a steepening of the yield curve as some data has suggested stable growth. A rise in TIPs and break-evens in the bond market could reflect tighter monetary policy conditions and set-in a re-price phase.

This is opposite from risk associated with 2019’s “inverted yield curve” wherein short-term rates were higher than longer-term ones. That said, this can equally bring in volatility as markets consider recession risk from tighter monetary policy – historically, Federal Reserve tightening cycles have stabilized higher inflation expectations, but brought in slowdowns and recessions as monetary tightening slows growth.

Higher volatility is inherent in late cycle market action. As such, we believe adjustments have been warranted in order to increase the potential of successfully navigating the downside of a recession type back-drop that may take place within the next 6-18 months.

Stock market returns were flat in the decade of 2000s. The decade of 2010s has seen the longest bull market and expansion in history. Moving into the 2020s, we suggest that the stock market is setting up to potentially mimic the decade of the 2000s wherein valuations had to form a base to usher in the returns of this decade. The S&P 500 Index from the high of 9/01/2000 did not finally break even and continue higher until 3/04/2013. It is our strong belief that investors must properly prepare for these investment environments.

It is also crucial to realize that the beginning of recessions and market tops do not always align. The market top and bottom of the so called “Dot Com Bubble” era was 9/2000 – 10/2002, while the recession ran 3/2001 – 11/2001. Likewise, for the “Great Recession,” the market top to bottom was 11/2007 – 3/2009 and the recession itself ran from 12/2007 – 6/2009. From this, it appears to us that markets often lead economic contractions but don’t always lead expansions.

As we move into 2020 the outlook looks favorable, as the Fund seeks to stay invested in credit and duration yet tries to vary the allocation to mitigate risk. This is achieved strategically in the more static yield producing fixed income strategy section of the portfolio that comprises about 2/3 of the Fund’s overall portfolio. Additionally, the Fund seeks to remain dynamic in 1/3 of the portfolio by investing tactically in high yield bonds and long duration bonds. We think that this is essential during this cycle of economic expansion wherein a variety of scenarios could unfold.

Recession may reduce the return of credit as the risk of default is increased. But duration could see significant declines if the expansion continues and any inflation pressures are generated. In both scenarios- our strategies will adjust to current trends and make allocation changes.

Of course, there is no guarantee that any investment strategy will achieve its objectives, generate profits or avoid losses.

Thank you for choosing the BTS Managed Income Fund and good luck in 2020!

Sincerely,

Matthew Pasts CMT

CEO, BTS Asset Management

The Bloomberg Barclays Capital U.S. Aggregate Bond Index is comprised of government securities, mortgage-backed securities, asset-backed securities and corporate securities with maturities of one year or more to simulate the universe of bonds in the market. Investors cannot directly invest in an index; unmanaged index returns do not reflect any fees, expenses or sales charges.

3279-NLD-2/24/2020

Dear Valued Shareholder,

As CEO of BTS Asset Management (“BTS”), I would like to thank you for investing with the BTS Tactical Fixed Income Fund (the “Fund”) and take a moment to review developments related to the Fund, including strategies we’ve employed, recent returns and our vision for the new year, 2020!

Performance Discussion

The Fund (Class A NAV) generated a 4.30% return for its investors for the year ended December 31, 2019. The Fund’s positive performance came despite increased volatility in both fixed income and equity markets. Indeed, as risk and non-risk assets were all on a rollercoaster ride, reacting to almost daily US-China Trade war headlines, signs of decelerating growth, and alternating Fed announcements on monetary policy, the Fund was able to make a series of risk- on and risk-off moves in an attempt to manage downside risk and generate a positive return, specifically utilizing both high yield and U.S. government bonds as the BTS Investment Models dictated.

The Fund did underperform its Benchmark, the Bloomberg Barclays US Aggregate Bond Index (the “Benchmark”), which returned 8.72%. That said, the Benchmark is an index representing broad-based U.S. investment grade fixed income securities. Corporate bonds for example appreciated to higher-than-normal valuations in early 2019 as optimistic investors flooded fixed income securities in response to the Feds dramatic shift to easy monetary policy.

To that end, we believe the Fund is better positioned for 2020 to achieve positive risk-adjusted returns than traditional buy and hold corporate bond investors representing the benchmark. Indeed, it is imperative given the backdrop that the Fund remain ready to step to the sidelines with risk-off allocations as the economy slows.

While the Fund underperformed during 2019, we believe that it still met its investment objective by adhering to its core principal of managing downside risk and taking risk-off positions as models dictated.

Allocation and Models Discussion

We began the third quarter of 2019 in a somewhat unusual “double positive” posture, in which our indicators reflected increasing strength in both the high-yield bond and Treasury markets. While the two asset types are often negatively correlated to each other, they aren’t always. As July unfolded, investors’ flight-to-quality instincts appeared to subside, and Treasuries lost their attractiveness for the moment. We saw high yields, once again, as a favorable choice, and sold the Treasury portion of the allocation and brought the two-thirds weighting in high yield up to a full allocation.

That timing proved favorable, as high yields continued to rally into August. However, August was no sleepy “vacation” month for bond markets. Volatility returned with a vengeance. The Fund sold out of high yields and went to money markets, avoiding much of the downside move in risk assets. As volatility continued—in Treasuries, especially—we recognized what turned out to be a second opportunity for a short-term “flight to quality” trade in 2019. The market action was similar to May, in which suddenly very nervous investors poured assets into Treasuries, pushing down their yields and boosting their prices. And, just as in May, we rotated from money markets into Treasuries, seeking to take advantage of this flight to quality. We entered Treasuries prior to a truly historic snap downward in 10-year yields, which touched a five-year low of 1.43%. But that intense level of concern didn’t last long; the parallels to May’s market action also extended to the approximate duration of the “flight to quality” move. Investors were mollified by an accommodative Fed, some positive economic signals and indications of potential progress in U.S.- China trade negotiations.

The Fund ended the allocation to Treasuries, generating a favorable result that, in a sense, “offset” some of the potential gains the Fund missed in July when it was less than fully invested in high yield. A theme we regularly stress is the importance of being willing to miss out on some gains if we believe doing so will help us navigate significant downside risk. Particularly late in a business cycle—when investors are starting to worry about recession risk but the economy still appears reasonably strong—playing “defense” may appear to be “costly.” That’s because until investors reach a point of capitulation, there may be a reasonably quick “bid” in place that keeps prices from falling far. That’s what’s happened in 2019. That ready “bid” to support asset prices hasn’t kept volatility from flaring, but it has contained downside moves, both in extent and duration.

Because we are committed to attempting to avoid significant losses—and it’s not possible to know exactly when the “bottom will fall out” of the market—the Fund plays defense as prompted by our model indicators. But as we saw on multiple occasions in 2019, there are, from time to time, opportunities to stay defensive while also pursuing gains, e.g. by making rotations into Treasuries. After August’s historic swing in Treasury yields, September seemed calm by comparison. Early in the month, we rotated back into high yield bonds again, as our indicators signaled the return of what proved to be a year-end positive price trend.

Though we are constructive on the current (as of this writing) allocation to high yield, as we note further below in Fund and Markets Outlook Discussion, we believe a sustained downward move is possible during the next 12 months. Avoiding that possible drawdown is important for two key reasons: 1) if it’s like past drawdowns, it may be on the order of 20-40%. That would be a dangerously large fall for many investors with a limited investment horizon, such as pre- retirees.

2) Avoidance of a sustained drawdown period may preserve capital and allow investors to potentially take advantage of trading opportunities that arise as recession and financial crisis abates. If an investor gets too overweight risk assets— without risk-defense elements such as stop losses and readiness to “go to cash”—it’s possible that a downturn will force an investor out of the market due to significant loss of capital. For decades we have worked to try and help investors avoid that type of scenario.

Fund and Markets Outlook Discussion

Forecasters are starting to project higher a steepening of the yield curve as some data has suggested stable growth. A rise in TIPs and break-evens in the bond market could reflect tighter monetary policy conditions and set-in a re-price phase.

This is opposite from risk associated with 2019’s “inverted yield curve” wherein short-term rates were higher than longer-term ones. That said, this can equally bring in volatility as markets consider recession risk from tighter monetary policy – historically, Federal Reserve tightening cycles have stabilized higher inflation expectations, but brought in slowdowns and recessions as monetary tightening slows growth.

Higher volatility is inherent in late cycle market action. As such, we believe adjustments have been warranted in order to increase the potential of successfully navigating the downside of a recession type back-drop that may take place within the next 6-18 months.

Stock market returns were flat in the decade of 2000s. The decade of 2010s has seen the longest bull market and expansion in history. Moving into the 2020s, we suggest that the stock market is setting up to potentially mimic the decade of the 2000s wherein valuations had to form a base to usher in the returns of this decade. The S&P 500 Index from the high of 9/01/2000 did not finally break even and continue higher until 3/04/2013. It is our strong belief that investors must properly prepare for these investment environments.

It is also crucial to realize that the beginning of recessions and market tops do not always align. The market top and bottom of the so called “Dot Com Bubble” era was 9/2000 – 10/2002, while the recession ran 3/2001 – 11/2001. Likewise, for the “Great Recession,” the market top to bottom was 11/2007 – 3/2009 and the recession itself ran from 12/2007 – 6/2009. From this, it appears to us that markets often lead economic contractions but don’t always lead expansions.

In our experience and opinion, taking a measured, unemotional approach to markets during periods of uncertainty like this has the potential to help the Fund perform better over the long-term. Stated differently, we believe, especially after almost four decades of practical research, that we would rather miss a short term upside rally than experience a sudden downside swing. It is who we are, and it is who we will continue to be, unapologetically, for investors that share in our common beliefs and entrust us with their hard earned assets.

Of course, there is no guarantee that any investment strategy will achieve its objectives, generate profits or avoid losses.

Thank you for choosing the BTS Tactical Fixed Income Fund and good luck in 2020!

Sincerely,

Matthew Pasts CMT

CEO, BTS Asset Management

The Bloomberg Barclays Capital U.S. Aggregate Bond Index is comprised of government securities, mortgage-backed securities, asset-backed securities and corporate securities with maturities of one year or more to simulate the universe of bonds in the market. Investors cannot directly invest in an index; unmanaged index returns do not reflect any fees, expenses or sales charges.

3212-NLD-2/10/2020.

BTS Managed Income Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2019

The Fund’s performance figures* for the period ended December 31, 2019, compared to its benchmark:

Since
Inception (a)
BTS Managed Income Fund Class A	4.06%
BTS Managed Income Fund Class A (with load)	(1.14)%
BTS Managed Income Fund Class C	4.06%
BTS Managed Income Fund Class I	4.06%
BTS Managed Income Fund Class R	4.06%
Bloomberg Barclays Capital U.S. Aggregate Bond Index **	8.72%

Comparison of the Change in Value of a $10,000 Investment

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The Fund’s total operating expenses, including aquired fund fees and expenses, as stated in the fee tables of the Fund’s May 1, 2019 prospectus is 1.70%, 2.45%, 1.45% and 1.95% for Class A, Class C, Class I and Class R shares, respectively. Class A shares are subject to a maximum sales charge of up to 5.00% imposed on purchases and a maximum deferred sales charge of 1.00% on shares redeemed within 18 months of purchase (if the initial sales charge is waived). Total returns would have been lower had the advisor not waived a portion of its fees. For performance information current to the most recent month-end, please call 1-877-287-9820.

**	The Bloomberg Barclays Capital U.S. Aggregate Bond Index (the “Index”) is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly. Unlike the Fund’s returns, the Index does not reflect any fees or expenses.

(a)	Inception date for the fund is December 31, 2018 and the Fund commenced operations on January 25, 2019.

Portfolio Composition as of December 31, 2019

Holdings By Asset Type	% of Net Assets
Exchange Traded Funds	90.2%
U.S. Government Obligation	7.2%
Money Market Fund	3.0%
Liabilities in Excess of other Assets	(0.4)%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

BTS Tactical Fixed Income Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2019

The Fund’s performance figures* for the periods ended December 31, 2019, compared to its benchmark:

		Annualized
				Since	Since	Since	Since
	One Year	Five Year	Ten Year	Inception (a)	Inception (b)	Inception (c)	Inception (d)
BTS Tactical Fixed Income Fund Class A	4.30%	2.20%	2.96%	7.85%	N/A	N/A	N/A
BTS Tactical Fixed Income Fund Class A (with load)	(0.89)%	1..15%	2.43%	7.58%	N/A	N/A	N/A
BTS Tactical Fixed Income Fund Class C	3.53%	1.44%	N/A	N/A	1.26%	N/A	N/A
BTS Tactical Fixed Income Fund Class I	4.59%	N/A	N/A	N/A	N/A	2.24%	N/A
BTS Tactical Fixed Income Fund Class R	4.05%	N/A	N/A	N/A	N/A	N/A	1.73%
Bloomberg Barclays Capital U.S. Aggregate Bond Index **	8.72%	3.05%	3.75%	5.03%	3.03%	3.14%	3.13%

Comparison of the Change in Value of a $10,000 Investment

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The Fund’s total operating expenses, including aquired fund fees and expenses, as stated in the fee tables of the Fund’s May 1, 2019 prospectus is 1.77%, 2.52%, 1.52% and 2.02% for Class A, Class C, Class I and Class R shares, respectively. Class A shares are subject to a maximum sales charge of up to 5.00% imposed on purchases and a maximum deferred sales charge of 1.00% on shares redeemed within 18 months of purchase (if the initial sales charge is waived). For performance information current to the most recent month-end, please call 1-877-287-9820.

**	The Bloomberg Barclays Capital U.S. Aggregate Bond Index (the “Index”) is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly. Unlike the Fund’s returns, the Index does not reflect any fees or expenses.

(a)	Inception date for Class A is January 1, 2000. Class A does not have performance as a mutual fund prior to May 31, 2013. The prior performance shown above is for the Fund’s predecessor limited liability company (BTS Tactical Fixed Income Fund LLC, formerly known as BTS Asset Allocation/High Yield Fund LLC). The prior performance is net of management fees and other expenses. The predecessor limited liability company had been managed in the same style and by the same portfolio manager since the predecessor limited liability company’s inception on January 1, 2000. The Fund’s investment goals, policies, guidelines and restrictions are, in all material respects, equivalent to the predecessor limited liability company’s investment goals, policies, guidelines and restrictions. The following information shows the predecessor limited liability company’s annual returns and long-term performance reflecting the actual fees and expenses that were charged when the Fund was a limited liability company. From its inception on January 1, 2000 through May 31, 2013, the predecessor limited liability company was not subject to certain investment restrictions, diversification requirements and other restrictions of the 1940 Act, which if they had been applicable, might have adversely affected its performance. In addition, the predecessor limited liability company was not subject to sales loads that would have adversely affected performance. The predecessor limited liability company’s past performance is not necessarily an indication of how the BTS Tactical Fixed Income Fund will perform in the future.

(b)	Inception date for Class C is May 31, 2013.

(c)	Inception date for Class I is May 27, 2015.

(d)	Inception date for Class R is May 5, 2015.

Portfolio Composition as of December 31, 2019

Holdings By Asset Type	% of Net Assets
Exchange Traded Funds	90.1%
U.S. Government Obligation	9.5%
Money Market Funds	0.6%
Liabilities in Excess of Other Assets	(0.2)%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

BTS Managed Income Fund
PORTFOLIO OF INVESTMENTS
December 31, 2019

Shares		Fair Value
	EXCHANGE TRADED FUNDS - 90.2%
	DEBT FUNDS - 84.2%
222	iShares 10-20 Year Treasury Bond ETF	$31,881
401	iShares Agency Bond ETF	46,348
511	iShares iBoxx $ Investment Grade Corporate Bond ETF	65,388
206	iShares JP Morgan USD Emerging Markets Bond ETF	23,599
571	iShares MBS ETF	61,702
201	iShares TIPS Bond ETF	23,431
1,965	SPDR Blackstone / GSO Senior Loan ETF	91,530
1,727	SPDR Bloomberg Barclays Convertible Securities ETF	95,848
454	SPDR Bloomberg Barclays International Corporate Bond ETF	15,509
1,088	SPDR Bloomberg Barclays International Treasury Bond ETF	31,345
1,391	SPDR Bloomberg Barclays Short Term High Yield Bond ETF	37,473
1,237	VanEck Vectors International High Yield Bond ETF	31,061
651	Vanguard Extended Duration Treasury ETF	84,617
281	Vanguard Total Bond Market ETF	23,565
6,144	Xtrackers USD High Yield Corporate Bond ETF	309,473
	TOTAL DEBT FUNDS (Cost $942,788)	972,770

	EQUITY FUND - 6.0%
1,852	iShares Preferred & Income Securities ETF	69,617
	TOTAL EQUITY FUND (Cost $68,029)

	TOTAL EXCHANGE TRADED FUNDS (Cost $1,010,817)	1,042,387

	SHORT-TERM INVESTMENT - 3.0%
	MONEY MARKET FUND - 3.0%
34,886	Fidelity Investments Money Market Funds - Government Portfolio - Institutional Class, 1.49% *	34,886
	TOTAL MONEY MARKET FUND (Cost $34,886)

Principal
	U.S. GOVERNMENT OBLIGATION - 7.2%
82,800	United States Treasury Note, 2.375% due 11/15/2049	82,781
	TOTAL U.S. GOVERNMENT OBLIGATION (Cost $84,106)

	TOTAL INVESTMENTS - 100.4% (Cost $1,129,809)	$1,160,054
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.4)%	(4,356)
	NET ASSETS - 100.0%	$1,155,698

ETF - Exchange Traded Fund

MBS - Mortgage Backed Security

SPDR - Standard & Poor’s Depositary Receipt

TIPS - Treasury Inflation Protected Securities

USD - United States Dollar

*	Money market fund; interest rate reflects seven-day effective yield on December 31, 2019.

See accompanying notes to financial statements.

BTS Tactical Fixed Income Fund
PORTFOLIO OF INVESTMENTS
December 31, 2019

Shares		Fair Value
	EXCHANGE TRADED FUNDS - 90.1%
	DEBT FUNDS - 87.0%
2,004,196	iShares iBoxx High Yield Corporate Bond ETF	$176,248,996
244,901	SPDR Bloomberg Barclays Convertible Securities ETF	13,592,006
1,761,436	SPDR Bloomberg Barclays High Yield Bond ETF	192,947,699
	TOTAL DEBT FUNDS (Cost $380,419,970)	382,788,701

	EQUITY FUND - 3.1%
232,087	Invesco S&P 500 Low Volatility ETF	13,539,956
	TOTAL EQUITY FUND (Cost $13,529,999)

	TOTAL EXCHANGE TRADED FUNDS (Cost $393,949,969)	396,328,657

	SHORT-TERM INVESTMENTS - 0.6%
	MONEY MARKET FUNDS - 0.6%
34,626	BlackRock Liquidity Funds Treasury Trust Fund Portfolio - Institutional Class, 1.47% *	34,626
34,819	Dreyfus Government Cash Management - Institutional Class, 1.51% *	34,819
34,607	Federated Government Obligations Fund - Institutional Class, 1.49% *	34,607
2,684,577	Fidelity Investments Money Market Funds - Government Portfolio - Institutional Class, 1.49% *	2,684,577
35,229	Goldman Sachs Financial Square Funds - Government Fund - Institutional Class, 1.50% *	35,229
	TOTAL MONEY MARKET FUNDS (Cost $2,823,858)	2,823,858

Principal
	U.S. GOVERNMENT OBLIGATION - 9.5%
41,841,600	United States Treasury Note, 2.375% due 11/15/2049	41,831,793
	TOTAL U.S. GOVERNMENT OBLIGATION (Cost $42,501,321)

	TOTAL INVESTMENTS - 100.2% (Cost $439,275,148)	$440,984,308
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.2)%	(836,612)
	NET ASSETS - 100.0%	$440,147,696

ETF - Exchange Traded Fund

SPDR - Standard & Poor’s Depositary Receipt

*	Money market fund; interest rate reflects seven-day effective yield on December 31, 2019.

See accompanying notes to financial statements.

BTS Funds
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2019

	BTS		BTS
	Managed Income		Tactical Fixed Income
ASSETS	Fund		Fund
Investment securities:
At cost	$1,129,809		$439,275,148
At fair value	$1,160,054		$440,984,308
Receivable due from Advisor	11,809		—
Interest and dividends receivable	436		141,515
Receivable for Fund shares sold	—		334,409
Prepaid expenses and other assets	6,806		50,096
TOTAL ASSETS	1,179,105		441,510,328

LIABILITIES
Investment advisory fees payable	—		383,834
Payable to related parties	269		49,389
Payable for Fund shares redeemed	—		748,807
Distribution (12b-1) fees payable	—		88,082
Accrued expenses and other liabilities	23,138		92,520
TOTAL LIABILITIES	23,407		1,362,632
NET ASSETS	$1,155,698		$440,147,696

Net Assets Consist Of:
Paid in capital ($0 par value, unlimited shares authorized)	$1,131,216		$509,789,268
Accumulated earnings (losses)	24,482		(69,641,572)
NET ASSETS	$1,155,698		$440,147,696

Net Asset Value Per Share:
Class A Shares:
Net Assets	$10		$85,499,894
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1		9,037,678
Net asset value and redemption price per share (Net assets/Shares of Beneficial Interest)	$10.20	(2)	$9.46
Maximum offering price per share (Maximum sales charge of 5.00%) (1)	$10.73	(2)	$9.96

Class C Shares:
Net Assets	$10		$77,732,218
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1		8,253,582
Net asset value, offering price and redemption price per share (Net assets/Shares of Beneficial Interest)	$10.20	(2)	$9.42

Class I Shares:
Net Assets	$1,155,668		$270,389,373
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	113,245		28,681,418
Net asset value, offering price and redemption price per share (Net assets/Shares of Beneficial Interest)	$10.20	(2)	$9.43

Class R Shares:
Net Assets	$10		$6,526,211
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1		691,117
Net asset value, offering price and redemption price per share (Net assets/Shares of Beneficial Interest)	$10.20	(2)	$9.44

(1)	On investments of $5 million or more, the maximum sales charge will not apply. However, the investment may be subject to a 1.00% contingent deferred sales charge if redeemed during the first 18 months.

(2)	Net assets divided by shares outstanding does not equal net asset value due to rounding.

See accompanying notes to financial statements.

BTS Funds
STATEMENTS OF OPERATIONS
For the Period* Ended December 31, 2019

	BTS	BTS
	Managed Income	Tactical Fixed Income
	Fund	Fund
INVESTMENT INCOME
Dividends	$30,717	$19,365,764
Securities lending income	—	57,977
Interest	6,874	3,998,780
TOTAL INVESTMENT INCOME	37,591	23,422,521

EXPENSES
Investment advisory fees	6,895	5,392,721
Distribution (12b-1) fees, Class A shares	—	274,702
Distribution (12b-1) fees, Class C shares	—	877,763
Distribution (12b-1) fees, Class R shares	—	37,158
Accounting services fees	41,803	41,460
Audit and tax fees	18,000	20,598
Printing and postage expenses	14,078	81,324
Registration fees	13,413	101,129
Trustees fees and expenses	12,150	12,727
Legal fees	12,025	24,116
Compliance officer fees	11,153	30,450
Custodian fees	5,913	68,821
Administrative services fees	2,975	361,094
Transfer agent fees	2,214	332,000
Third party administrative servicing fees	184	205,500
Insurance expense	183	14,173
Other expenses	3,456	2,304
TOTAL EXPENSES	144,442	7,878,040

Less: Fees waived or expenses reimbursed by the Advisor	(128,528)	—

NET EXPENSES	15,914	7,878,040

NET INVESTMENT INCOME	21,677	15,544,481

REALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from security transactions	(5,763)	6,672,961
Net change in unrealized appreciation of investments	30,245	1,709,160
NET REALIZED GAIN ON INVESTMENTS	24,482	8,382,121

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$46,159	$23,926,602

*	The inception date of the BTS Managed Income Fund is December 31, 2018 and the Fund commenced operations on January 25, 2019.

See accompanying notes to financial statements.

BTS Managed Income Fund
STATEMENT OF CHANGES IN NET ASSETS

	For the
	Period* Ended
	December 31, 2019
FROM OPERATIONS
Net investment income	$21,677
Net realized loss from investments	(5,763)
Net change in unrealized appreciation of investments	30,245
Net increase in net assets resulting from operations	46,159

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
From return of capital
Class A	(0	) (a)
Class C	(0	) (a)
Class I	(1,228)
Class R	(0	) (a)
Distributions paid
Class A	(0	) (a)
Class C	(0	) (a)
Class I	(21,677)
Class R	(0	) (a)
Net decrease in net assets from distributions to shareholders	(22,905)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	10
Class C	10
Class I	1,139,985
Class R	10
Net asset value of shares issued in reinvestment of dividends and distributions to shareholders:
Class A	0	(a)
Class C	0	(a)
Class I	22,905
Class R	0	(a)
Payments for shares redeemed:
Class I	(30,476)
Net increase in net assets from shares of beneficial interest	1,132,444

TOTAL INCREASE IN NET ASSETS	1,155,698

NET ASSETS
Beginning of Year	—
End of Year	$1,155,698

SHARE ACTIVITY
Class A:
Shares sold	1
Shares reinvested	0	(b)
Net increase in shares of beneficial interest outstanding	1

Class C:
Shares sold	1
Shares reinvested	0	(b)
Net increase in shares of beneficial interest outstanding	1

Class I:
Shares sold	113,944
Shares reinvested	2,245
Shares redeemed	(2,944)
Net increase in shares of beneficial interest outstanding	113,245

Class R:
Shares sold	1
Shares reinvested	0	(b)
Net increase in shares of beneficial interest outstanding	1

*	The inception date of the BTS Managed Income Fund is December 31, 2018 and the Fund commenced operations on January 25, 2019.

(a)	Amount is less than $0.50.

(b)	Amount is less than 0.50 shares.

See accompanying notes to financial statements.

BTS Tactical Fixed Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	December 31, 2019	December 31, 2018
FROM OPERATIONS
Net investment income	$15,544,481	$23,556,987
Net realized gain (loss) from investments	6,672,961	(76,209,224)
Net change in unrealized appreciation of investments	1,709,160	—
Net increase (decrease) in net assets resulting from operations	23,926,602	(52,652,237)

DISTRIBUTIONS TO SHAREHOLDERS
From return of capital
Class A	(140,239)	(130,599)
Class C	(128,618)	(86,338)
Class I	(455,932)	(381,033)
Class R	(10,682)	(7,378)
Distributions paid
Class A	(3,062,004)	(5,057,899)
Class C	(1,907,024)	(2,435,307)
Class I	(10,377,872)	(15,814,452)
Class R	(197,581)	(249,329)
Net decrease in net assets from distributions to shareholders	(16,279,952)	(24,162,335)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	16,725,898	70,016,827
Class C	10,604,978	27,359,051
Class I	111,476,464	278,468,429
Class R	709,657	1,831,748
Net asset value of shares issued in reinvestment of dividends and distributions to shareholders:
Class A	2,956,839	4,822,158
Class C	1,798,014	2,255,699
Class I	9,407,417	14,450,590
Class R	201,812	247,791
Redemption fee proceeds:
Class A	—	9
Class C	—	4,309
Payments for shares redeemed:
Class A	(75,431,242)	(151,523,406)
Class C	(30,287,979)	(44,032,995)
Class I	(262,520,465)	(389,234,052)
Class R	(2,684,931)	(2,480,032)
Net decrease in net assets from shares of beneficial interest	(217,043,538)	(187,813,874)

TOTAL DECREASE IN NET ASSETS	(209,396,888)	(264,628,446)

NET ASSETS
Beginning of Year	649,544,584	914,173,030
End of Year	$440,147,696	$649,544,584

See accompanying notes to financial statements.

BTS Tactical Fixed Income Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	December 31, 2019	December 31, 2018
SHARE ACTIVITY
Class A:
Shares sold	1,763,056	6,976,408
Shares reinvested	311,639	492,158
Shares redeemed	(7,954,020)	(15,095,000)
Net decrease in shares of beneficial interest outstanding	(5,879,325)	(7,626,434)

Class C:
Shares sold	1,122,196	2,735,631
Shares reinvested	190,333	231,736
Shares redeemed	(3,207,482)	(4,428,178)
Net decrease in shares of beneficial interest outstanding	(1,894,953)	(1,460,811)

Class I:
Shares sold	11,783,524	27,815,297
Shares reinvested	994,750	1,478,497
Shares redeemed	(27,753,060)	(39,193,242)
Net decrease in shares of beneficial interest outstanding	(14,974,786)	(9,899,448)

Class R:
Shares sold	74,671	183,046
Shares reinvested	21,316	25,359
Shares redeemed	(283,866)	(248,090)
Net decrease in shares of beneficial interest outstanding	(187,879)	(39,685)

See accompanying notes to financial statements.

BTS Managed Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

Class A

For the
Period* Ended
December 31, 2019

Net asset value, beginning of period	$10.00
Activity from investment operations:
Net investment income (1)	0.21
Net realized and unrealized gain on investments	0.20
Total from investment operations	0.41
Less distributions from:
Net investment income	(0.20)
Return of capital	(0.01)
Total distributions	(0.21)
Net asset value, end of period	$10.20
Total return (2,3)	4.06%
Net assets, at end of period	$10
Ratio of gross expenses to average net assets (4,5)	13.86%
Ratio of expenses to average net assets (4,5)	1.75%
Ratio of net investment loss before waiver/reimbursement to average net assets (4,5,6)	(10.32)%
Ratio of net investment income to average net assets (4,5,6)	1.79%
Portfolio Turnover Rate (3)	163%

*	The inception date of the BTS Managed Income Fund is December 31, 2018 and the Fund commenced operations on January 25, 2019.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable sales loads/redemption fees and assumes reinvestment of dividends and capital gain distributions, if any. Had the advisor not waived a portion of its fees, total returns would have been lower.

(3)	Not annualized.

(4)	Annualized.

(5)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of expenses of underlying investment companies in which the Fund invests.

(6)	The recognition of investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

See accompanying notes to financial statements.

BTS Managed Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

Class C

For the
Period* Ended
December 31, 2019

Net asset value, beginning of period	$10.00
Activity from investment operations:
Net investment income (1)	0.21
Net realized and unrealized gain on investments	0.20
Total from investment operations	0.41
Less distributions from:
Net investment income	(0.20)
Return of capital	(0.01)
Total distributions	(0.21)
Net asset value, end of period	$10.20
Total return (2,3)	4.06%
Net assets, at end of period	$10
Ratio of gross expenses to average net assets (4,5)	14.61%
Ratio of expenses to average net assets (4,5)	2.50%
Ratio of net investment loss before waiver/reimbursement to average net assets (4,5,6)	(11.07)%
Ratio of net investment income to average net assets (4,5,6)	1.04%
Portfolio Turnover Rate (3)	163%

*	The inception date of the BTS Managed Income Fund is December 31, 2018 and the Fund commenced operations on January 25, 2019.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable sales loads/redemption fees and assumes reinvestment of dividends and capital gain distributions, if any. Had the advisor not waived a portion of its fees, total returns would have been lower.

(3)	Not annualized.

(4)	Annualized.

(5)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of expenses of underlying investment companies in which the Fund invests.

(6)	The recognition of investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

See accompanying notes to financial statements.

BTS Managed Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

Class I

For the
Period* Ended
December 31, 2019

Net asset value, beginning of period	$10.00
Activity from investment operations:
Net investment income (1)	0.21
Net realized and unrealized gain on investments	0.20
Total from investment operations	0.41
Less distributions from:
Net investment income	(0.20)
Return of capital	(0.01)
Total distributions	(0.21)
Net asset value, end of period	$10.20
Total return (2,3)	4.06%
Net assets, at end of period (000’s)	$1,156
Ratio of gross expenses to average net assets (4,5)	13.61%
Ratio of expenses to average net assets (4,5)	1.50%
Ratio of net investment loss before waiver/reimbursement to average net assets (4,5,6)	(10.07)%
Ratio of net investment income to average net assets (4,5,6)	2.04%
Portfolio Turnover Rate (3)	163%

*	The inception date of the BTS Managed Income Fund is December 31, 2018 and the Fund commenced operations on January 25, 2019.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable sales loads/redemption fees and assumes reinvestment of dividends and capital gain distributions, if any. Had the advisor not waived a portion of its fees, total returns would have been lower.

(3)	Not annualized.

(4)	Annualized.

(5)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of expenses of underlying investment companies in which the Fund invests.

(6)	The recognition of investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

See accompanying notes to financial statements.

BTS Managed Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

Class R

For the
Period* Ended
December 31, 2019

Net asset value, beginning of period	$10.00
Activity from investment operations:
Net investment income (1)	0.21
Net realized and unrealized gain on investments	0.20
Total from investment operations	0.41
Less distributions from:
Net investment income	(0.20)
Return of capital	(0.01)
Total distributions	(0.21)
Net asset value, end of period	$10.20
Total return (2,3)	4.06%
Net assets, at end of period	$10
Ratio of gross expenses to average net assets (4,5)	14.11%
Ratio of expenses to average net assets (4,5)	2.00%
Ratio of net investment loss before waiver/reimbursement to average net assets (4,5,6)	(10.57)%
Ratio of net investment income to average net assets (4,5,6)	1.54%
Portfolio Turnover Rate (3)	163%

*	The inception date of the BTS Managed Income Fund is December 31, 2018 and the Fund commenced operations on January 25, 2019.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable sales loads/redemption fees and assumes reinvestment of dividends and capital gain distributions, if any. Had the advisor not waived a portion of its fees, total returns would have been lower.

(3)	Not annualized.

(4)	Annualized.

(5)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of expenses of underlying investment companies in which the Fund invests.

(6)	The recognition of investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

See accompanying notes to financial statements.

BTS Tactical Fixed Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class A

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015

Net asset value, beginning of year	$9.36	$10.34	$10.32	$9.52	$9.83
Activity from investment operations:
Net investment income (1)	0.27	0.28	0.31	0.35	0.06
Net realized and unrealized gain (loss) on investments	0.13	(0.94)	(0.01)	0.95	(0.29)
Total from investment operations	0.40	(0.66)	0.30	1.30	(0.23)
Paid-in-capital from redemption fees (1)	—	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)
Less distributions from:
Net investment income	(0.28)	(0.31)	(0.28)	(0.29)	(0.06)
Net realized gains	—	—	—	(0.20)	(0.02)
Return of capital	(0.02)	(0.01)	—	(0.01)	—
Total distributions	(0.30)	(0.32)	(0.28)	(0.50)	(0.08)
Net asset value, end of year	$9.46	$9.36	$10.34	$10.32	$9.52
Total return (3)	4.30%	(6.52)%	2.86%	13.79%	(2.31)%
Net assets, at end of year (000’s)	$85,500	$139,586	$233,069	$254,435	$101,489
Ratio of expenses to average net assets (4)	1.49%	1.45%	1.45%	1.50%	1.58%
Ratio of net investment income to average net assets (4,5)	2.85%	2.84%	2.98%	3.39%	0.58%
Portfolio Turnover Rate	493%	356%	66%	180%	660%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Represents less than $0.005 per share.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees and assumes reinvestment of dividends and capital gain distributions, if any.

(4)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of expenses of underlying investment companies in which the Fund invests.

(5)	The recognition of investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

See accompanying notes to financial statements.

BTS Tactical Fixed Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class C

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015

Net asset value, beginning of year	$9.32	$10.30	$10.26	$9.44	$9.77
Activity from investment operations:
Net investment income (1)	0.20	0.22	0.22	0.27	0.01
Net realized and unrealized gain (loss) on investments	0.13	(0.96)	—	0.95	(0.30)
Total from investment operations	0.33	(0.74)	0.22	1.22	(0.29)
Paid-in-capital from redemption fees (1)	—	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)
Less distributions from:
Net investment income	(0.21)	(0.23)	(0.18)	(0.19)	(0.02)
Net realized gains	—	—	—	(0.20)	(0.02)
Return of capital	(0.02)	(0.01)	—	(0.01)	—
Total distributions	(0.23)	(0.24)	(0.18)	(0.40)	(0.04)
Net asset value, end of year	$9.42	$9.32	$10.30	$10.26	$9.44
Total return (3)	3.53%	(7.24)%	2.13%	12.94%	(3.02)%
Net assets, at end of year (000’s)	$77,732	$94,550	$119,524	$81,758	$36,933
Ratio of expenses to average net assets (4)	2.24%	2.20%	2.20%	2.25%	2.33%
Ratio of net investment income to average net assets (4,5)	2.10%	2.17%	2.14%	2.60%	0.08%
Portfolio Turnover Rate	493%	356%	66%	180%	660%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Represents less than $0.005 per share.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees and assumes reinvestment of dividends and capital gain distributions, if any.

(4)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of expenses of underlying investment companies in which the Fund invests.

(5)	The recognition of investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

See accompanying notes to financial statements.

BTS Tactical Fixed Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class I

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015 (1)

Net asset value, beginning of period	$9.33	$10.31	$10.31	$9.52	$10.01
Activity from investment operations:
Net investment income (2)	0.29	0.31	0.32	0.39	0.24
Net realized and unrealized gain (loss) on investments	0.13	(0.95)	0.01	0.94	(0.65)
Total from investment operations	0.42	(0.64)	0.33	1.33	(0.41)
Paid-in-capital from redemption fees (2)	—	—	0.00 (3)	0.00 (3)	0.00	(3)
Less distributions from:
Net investment income	(0.30)	(0.33)	(0.33)	(0.33)	(0.06)
Net realized gains	—	—	—	(0.20)	(0.02)
Return of capital	(0.02)	(0.01)	—	(0.01)	—
Total distributions	(0.32)	(0.34)	(0.33)	(0.54)	(0.08)
Net asset value, end of period	$9.43	$9.33	$10.31	$10.31	$9.52
Total return (4)	4.59%	(6.29)%	3.16%	14.06%	(4.08	)% (5)
Net assets, at end of period (000’s)	$270,389	$407,197	$552,096	$230,651	$42,039
Ratio of expenses to average net assets (7)	1.24%	1.20%	1.20%	1.25%	1.33	% (6)
Ratio of net investment income to average net assets (7,8)	3.10%	3.14%	3.06%	3.71%	4.12	% (6)
Portfolio Turnover Rate	493%	356%	66%	180%	660	% (5)

(1)	Class I shares commenced operations May 27, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Represents less than $0.005 per share.

(4)	Total returns shown exclude the effect of applicable sales loads/redemption fees and assumes reinvestment of dividends and capital gain distributions, if any.

(5)	Not annualized.

(6)	Annualized.

(7)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of expenses of underlying investment companies in which the Fund invests.

(8)	The recognition of investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

See accompanying notes to financial statements.

BTS Tactical Fixed Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class R

	For the	For the	For the		For the	For the
	Year Ended	Year Ended	Year Ended		Year Ended	Period Ended
	December 31, 2019	December 31, 2018	December 31, 2017		December 31, 2016	December 31, 2015 (1)

Net asset value, beginning of period	$9.34	$10.32	$10.31		$9.51	$9.99
Activity from investment operations:
Net investment income (2)	0.25	0.27	0.26		0.35	0.26
Net realized and unrealized gain (loss) on investments	0.13	(0.96)	(0.00	) (3)	0.93	(0.67)
Total from investment operations	0.38	(0.69)	0.26		1.28	(0.41)
Paid-in-capital from redemption fees	—	—	0.00	(3)	0.00 (3)	0.00	(3)
Less distributions from:
Net investment income	(0.26)	(0.28)	(0.25)		(0.27)	(0.05)
Net realized gains	—	—	—		(0.20)	(0.02)
Return of capital	(0.02)	(0.01)	—		(0.01)	—
Total distributions	(0.28)	(0.29)	(0.25)		(0.48)	(0.07)
Net asset value, end of period	$9.44	$9.34	$10.32		$10.31	$9.51
Total return (4)	4.05%	(6.76)%	2.55%		13.55%	(4.09	)% (5)
Net assets, at end of period (000’s)	$6,526	$8,211	$9,484		$4,462	$282
Ratio of expenses to average net assets (7)	1.74%	1.70%	1.70%		1.75%	1.83	% (6)
Ratio of net investment income to average net assets (7,8)	2.60%	2.71%	2.52%		3.36%	4.01	% (6)
Portfolio Turnover Rate	493%	356%	66%		180%	660	% (5)

(1)	Class R shares commenced operations May 5, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Represents less than $0.005 per share.

(4)	Total returns shown exclude the effect of applicable sales loads/redemption fees and assumes reinvestment of dividends and capital gain distributions, if any.

(5)	Not annualized.

(6)	Annualized.

(7)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of expenses of underlying investment companies in which the Fund invests.

(8)	The recognition of investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

See accompanying notes to financial statements.

BTS Funds
NOTES TO FINANCIAL STATEMENTS
December 31, 2019

1.	ORGANIZATION

BTS Managed Income Fund (“Managed Income Fund”) and BTS Tactical Fixed Income Fund (“Fixed Income Fund”), each a “Fund” and together, the “Funds”, are a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a trust organized under the laws of the State of Delaware on January 19, 2005 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fixed Income Fund commenced operations on May 31, 2013 and the Managed Income Fund commenced operations on January 25, 2019. The investment objectives of each Fund are to seek to provide total return.

Each Fund currently offers four classes of shares: Class A shares, Class C shares, Class I shares and Class R shares. For the Fixed Income Fund the Class A shares and Class C shares commenced operations on May 31, 2013, Class I shares commenced operations on May 27, 2015 and Class R shares commenced operations on May 5, 2015. The Managed Income Fund’s Class A shares, Class C shares, Class I shares and Class R shares commenced operations on January 25, 2019. Class A shares are offered at net asset value plus a maximum sales charge of 5.00% for each Fund. Class C shares, Class I shares and Class R shares are offered at net asset value. Each class of shares of the Funds have identical rights and privileges, except with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares. The Funds share classes differ in the fees and expenses charged to shareholders. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Funds are investment companies and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” including FASB accounting standards update (“ASU”) 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

Valuation of Underlying Funds – The Funds may invest in portfolios of open-end or closed- end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed -end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

BTS Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Funds may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

The Funds may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Funds’ calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Funds utilize various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that a Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

BTS Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of December 31, 2019 for the Funds’ investments measured at fair value:

Managed Income Fund

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$1,042,387	$—	$—	$1,042,387
Short-Term Investment	34,886	—	—	34,886
U.S. Government Obligation	—	82,781	—	82,781
Total Investments	$1,077,273	$82,781	$—	$1,160,054

Fixed Income Fund

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$396,328,657	$—	$—	$396,328,657
Short-Term Investments	2,823,858	—	—	2,823,858
U.S. Government Obligation	—	41,831,793	—	41,831,793
Total Investments	$399,152,515	$41,831,793	$—	$440,984,308

The Funds did not hold any Level 3 securities during the period.

*	Please refer to the Portfolio of Investments for Classification.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid quarterly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on the ex dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on the Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Funds.

Federal Income Tax – The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended December 31, 2016 to December 31, 2018, or expected to be taken in each Fund’s December 31, 2019 year-end tax return. The Funds identify its major tax jurisdictions as U.S. federal, Ohio and foreign jurisdictions where the Funds may make significant investments. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

BTS Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Cash and Cash Equivalents - Cash and cash equivalents are held with a financial institution. The assets of the Funds may be placed in deposit accounts at U.S. banks and such deposits generally exceed Federal Deposit Insurance Corporation (“FDIC”) insurance limits. The FDIC insures deposit accounts up to $250,000 for each accountholder. The counterparty is generally a single bank rather than a group of financial institutions; thus, there may be a greater counterparty credit risk. The Funds place deposits only with those counterparties which are believed to be creditworthy and there has been no history of loss.

Securities Lending Risk – The Funds may lend portfolio securities to institutions, such as banks and certain broker-dealers. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund (see additional information at Note 7).

3.	INVESTMENT TRANSACTIONS

For the year/period ended December 31, 2019, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments were as follows:

	Purchases	Sales
Managed Income Fund	$2,431,530	$1,410,429
Fixed Income Fund	2,975,355,744	2,544,914,495

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

BTS Asset Management, Inc. serves as the Funds’ investment advisor (the “Advisor”). Pursuant to an investment advisory agreement with the Trust, on behalf of the Funds, the Advisor, under the supervision of the Board, oversees the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fixed Income Fund pays the Advisor an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fixed Income Fund’s average daily net assets. As compensation for its services and the related expenses borne by the Advisor, the Managed Income Fund pays the Advisor an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 0.65% of the Managed Income Fund’s average daily net assets. For the year/period ended December 31, 2019, the Advisor incurred fees as follows:

Management Fee
Managed Income Fund	$6,895
Fixed Income Fund	5,392,721

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed to waive all or part of its advisory fees and/or make payments to limit Funds expenses (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of the Funds’ service providers (other than the Advisor))) at least until April 30, 2020, so that the total annual operating expenses of the Fixed Income Fund do not

BTS Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019

exceed 2.00%, 2.75%, 1.75%, and 2.25% of the average daily net assets of the Fixed Income Fund’s Class A, Class C, Class I, and Class R shares, respectively, and that the annual operating expenses of Managed Income Fund do not exceed 1.75%, 2. 50%, 1.50% and 2.00% of the average daily net assets of the Managed Income Fund’s Class A, Class C, Class I and Class R shares respectively. Contractual waivers and expense payments may be recouped by the Advisor from the Funds, to the extent that overall expenses fall below the expense limitation, within three years of when the amounts were waived.

For the year/period ended December 31, 2019, the Advisor waived fees and reimbursed expenses pursuant to the Waiver Agreement were as follows:

Advisory Fees Waived
Managed Income Fund	$128,528
Fixed Income Fund	—

As of December 31, 2019, the Advisor may recapture all or a portion of the waived fees no later than the date stated below:

	December 31, 2022	Total
Managed Income Fund	$128,528	$128,528
Fixed Income Fund	—	—

Distributor – The distributor of the Funds is Northern Lights Distributors, LLC (“NLD” or the “Distributor”). The Trust has adopted, on behalf of the Funds, the Trust’s Master Distribution and Shareholder Servicing Plans (the “Plans”), as amended, for Class A, Class C and Class R shares pursuant to Rule 12b- 1 under the 1940 Act, to pay for certain distribution activities and shareholder services. Under the Plan, the Funds may pay an annual rate of 0.25% of the average daily net assets of the Funds’ Class A shares, 1.00% of the average daily net assets for the Funds’ Class C shares, and 0.50% of the average daily net assets for the Funds’ Class R shares for distribution and shareholder service activities. For the year/period ended December 31, 2019, the Fund incurred distribution fees as follows:

	Class A	Class C	Class R
Managed Income Fund	$—	$—	$—
Fixed Income Fund	274,702	877,763	37,158

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. For the year/period ended December 31, 2019, the Distributor received underwriter commissions for sales of the Funds’ Class A shares as follows:

	Underwriter	Retained By
	Commissions	Principal Underwriter
Managed Income Fund	$—	$—
Fixed Income Fund	252,152	28,056

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to a separate servicing agreement with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

BTS Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLD, NLCS, and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

		Gross	Gross	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation
	Cost	Appreciation	Depreciation	(Depreciation)
Managed Income Fund	$1,129,809	$31,879	$(1,634)	$30,245
Fixed Income Fund	$439,275,148	$2,378,688	$(669,528)	$1,709,160

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the year ended December 31, 2019 and December 31, 2018 was as follows:

For fiscal year ended	Ordinary	Long-Term	Return of
12/31/2019	Income	Capital Gains	Capital	Total
Managed Income Fund	$21,677	$—	$1,228	$22,905
Tactical Fixed Income Fund	15,544,481	—	735,471	16,279,952

For fiscal year ended	Ordinary	Long-Term	Return of
12/31/2018	Income	Capital Gains	Capital	Total
Managed Income Fund	$—	$—	$—	$—
Tactical Fixed Income Fund	23,556,987	—	605,348	24,162,335

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Managed Income Fund	$—	$—	$(1,433)	$(4,330)	$—	$30,245	$24,482
Tactical Fixed Income Fund	—	—	(2,591,398)	(68,759,334)	—	1,709,160	(69,641,572)

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such capital losses as follows:

Post October
Fund	Losses
Managed Income Fund	$1,433
Tactical Fixed Income Fund	2,591,398

BTS Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019

At December 31, 2019, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Capital Loss Carry Forward

		Non-Expiring	Non-Expiring	Non-Expiring
Fund	Expired	Short-Term	Long-Term	Total	Utilized
Managed Income Fund	—	4,330	—	4,330	—
Tactical Fixed Income Fund	—	68,759,334	—	68,759,334	—

Permanent book and tax year differences, primarily attributable to differences in book/tax basis treatment of the Funds distributions resulted in reclassification for the period ended December 31, 2019 as follows:

Paid
	In	Accumulated
	Capital	Earnings (Losses)
Managed Income Fund	$(1,228)	$1,228
Tactical Fixed Income Fund	—	—

7.	SECURITIES LENDING

Under an agreement (the “Securities Lending Agreement”) with the Securities Finance Trust Company (“SFTC”), the Funds can lend their portfolio securities to brokers, dealers and other financial institutions approved by the Board to earn additional income. For each securities loan, the borrower shall transfer collateral in an amount determined by applying the margin to the market value of the loaned available securities (102% for same currency and 105% for cross currency). Collateral is invested in highly liquid, short-term instruments such as money market funds in accordance with the Funds’ security lending procedures. The Funds continue to receive interest or dividends on the securities loaned. The Funds have the right under the Securities Lending Agreement to recover the securities from the borrower on demand; if the borrower fails to deliver the securities on a timely basis, the Funds could experience delays or losses on recovery. Additionally, the Funds are subject to the risk of loss from investments made with the cash received as collateral. The Funds manage credit exposure arising from these lending transactions by, in appropriate circumstances, entering into master netting agreements and collateral agreements with third party borrowers that provide in the event of default (such as bankruptcy or a borrower’s failure to pay or perform), the right to net a third-party borrower’s rights and obligations under such agreement and liquidate and set off collateral against the net amount owed by the counterparty. As of December 31, 2019, the Funds did not have any securities out on loan. During the period ended December 31, 2019 the Managed Income Fund did not earn any securities lending income. During the year ended December 31, 2019 the Fixed Income Fund earned $57,977 in securities lending income.

8.	UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

The Managed Income Fund currently invests a portion of its assets in the Xtrackers USD High Yield Corporate Bond ETF (“Xtrackers ETF”). The Xtrackers ETF seeks investment results that correspond generally to the performance, before fees and expenses, of the Solactive USD High Yield Corporates Total Market Index. The Managed Income Fund may redeem its investment from the Xtrackers ETF at any time if the Advisor determines that it is in the best interest of the Managed Income Fund and its shareholders to do so. The performance of the Managed Income Fund will be directly affected by the performance of the Xtrackers ETF. The financial statements of the Xtrackers ETF, including the portfolio of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Managed Income Fund’s financial statements. As of December 31, 2019 the percentage of the Managed Income Fund’s net assets invested in the Xtrackers ETF was 26.8%.

BTS Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2019

The Fixed Income Fund currently invests a portion of its assets in the iShares iBoxx High Yield Corporate Bond ETF (“iShares ETF”). The iShares ETF seeks to track the investment results of an index composed of U.S. dollar-denominated, high yield corporate bonds. The Fixed Income Fund may redeem its investment from the iShares ETF at any time if the Advisor determines that it is in the best interest of the Fixed Income Fund and its shareholders to do so. The performance of the Fixed Income Fund will be directly affected by the performance of the iShares ETF. The financial statements of the iShares ETF, including the portfolio of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fixed Income Fund’s financial statements. As of December 31, 2019 the percentage of the Fixed Income Fund’s net assets invested in the iShares ETF was 40.0%.

The Fixed Income Fund currently invests a portion of its assets in the SPDR Bloomberg Barclays High Yield Bond ETF (“SPDR ETF”). The SPDR ETF seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the U.S. high yield corporate bond market. The Fixed Income Fund may redeem its investment from the SPDR ETF at any time if the Advisor determines that it is in the best interest of the Fixed Income Fund and its shareholders to do so. The performance of the Fixed Income Fund will be directly affected by the performance of the SPDR ETF. The financial statements of the SPDR ETF, including the portfolio of investments, can be found at the Security and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fixed Income Fund’s financial statements. As of December 31, 2019, the percentage of the Fixed Income Fund’s net assets invested in the SPDR ETF was 43.8%.

9.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2019, the shareholders listed below held, for the benefit of others, more than 25% of an individual Fund and may be deemed to control that Fund. The Funds have no knowledge as to whether all or any portion of the shares owned, by the parties noted below, are also owned beneficially by any party who would be presumed to control the respective Funds.

Shareholder	Fund	Percent
National Financial Services, LLC	Fixed Income Fund	28.44%
Pershing, LLC	Fixed Income Fund	25.41%

Vilis Pasts is the sole shareholder of the Managed Income Fund and may be deemed to control that Fund. Mr. Pasts is the portfolio manager of the Managed Income Fund and is also chairman of BTS Asset Management Inc., the Fund’s advisor.

10.	NEW ACCOUNTING PRONOUNCEMENT

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted and the Funds have adopted these amendments early.

11.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust
and the Shareholders of BTS Managed Income Fund and BTS Tactical Fixed Income Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of BTS Managed Income Fund and BTS Tactical Fixed Income Fund (collectively referred to as the “Funds”), each a separate series of the Northern Lights Fund Trust, as of December 31, 2019, the related statements of operations, changes in net assets and financial highlights for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2019, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Comprising the		Statement of Changes in
BTS Investment Funds	Statements of Operations	Net Assets	Financial Highlights
BTS Managed Income Fund	For the period from January 25, 2019 (commencement of operations) to December 31, 2019	For the period from January 25, 2019 (commencement of operations) to December 31, 2019	For the period from January 25, 2019 (commencement of operations) to December 31, 2019
BTS Tactical Fixed Income Fund	For the year ended December 31, 2019	For the years ended December 31, 2019 and 2018	For the years ended December 31, 2019, 2018, 2017, 2016, and 2015

The financial highlights for the years ended December 31, 2017, December 31, 2016, and December 31, 2015 for BTS Tactical Fixed Income Fund were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated February 28, 2018.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, audits of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2019, by correspondence with the custodian or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinions.

/s/ RSM US LLP

We have served as the auditor of one of more BTS investment companies since 2018.

Denver, Colorado
March 2, 2020

BTS Funds
EXPENSE EXAMPLES (Unaudited)
December 31, 2019

Example

As a shareholder of the Funds, you will pay (1) transaction costs (loads and redemption fees) and (2) ongoing expenses, such as advisory fees, distribution and service fees (12b-1), and other fund expenses. The following examples are intended to help you understand the ongoing cost (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions which may be assessed by mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period in a fund and held for the entire period from July 1, 2019 to December 31, 2019.

Actual Expenses

The columns under the heading entitled “Actual” help you estimate the actual expenses you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in a Fund. To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Actual Expenses Paid During Period”.

Hypothetical Examples for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account value and hypothetical expenses based on the Funds actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the last column of the table (Hypothetical Expenses Paid During Period) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
			Actual		(5% return before expenses)
	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account	Account	Paid	Account	Paid
	Expense	Value	Value	During	Value	During
	Ratio	7/1/19	12/31/19	Period*	12/31/19	Period*
BTS Managed Income Fund – Class A	1.75%	$1,000.00	$1,017.60	$ 8.90	$1,016.38	$ 8.89
BTS Managed Income Fund – Class C	2.50%	$1,000.00	$1,017.60	$12.71	$1,012.60	$12.68
BTS Managed Income Fund – Class I	1.50%	$1,000.00	$1,017.60	$ 7.63	$1,017.64	$ 7.63
BTS Managed Income Fund – Class R	2.00%	$1,000.00	$1,017.60	$10.17	$1,015.12	$10.16
	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account	Account	Paid	Account	Paid
	Expense	Value	Value	During	Value	During
	Ratio	7/1/19	12/31/19	Period*	12/31/19	Period*
BTS Tactical Fixed Income Fund – Class A	1.49%	$1,000.00	$1,005.20	$ 7.53	$1,017.69	$ 7.58
BTS Tactical Fixed Income Fund – Class C	2.24%	$1,000.00	$1,001.30	$11.30	$1,013.91	$11.37
BTS Tactical Fixed Income Fund – Class I	1.24%	$1,000.00	$1,006.60	$ 6.27	$1,018.95	$ 6.31
BTS Tactical Fixed Income Fund – Class R	1.74%	$1,000.00	$1,002.90	$ 8.78	$1,016.43	$ 8.84

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

BTS Funds
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2019

BTS Tactical Fixed Income Fund (Adviser – BTS Asset Management, Inc.)*

In connection with the regular meeting held on December 11-12, 2019 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the re-approval of an investment advisory agreement (the “Advisory Agreement”) between BTS Asset Management, Inc. (“Adviser”) and the Trust, with respect to the BTS Tactical Fixed Income Fund (referred to as the “BTS Tactical”). In considering the re-approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service. The Trustees noted that BTS managed approximately $1.3 billion in assets. They considered that the adviser provided quantitative risk managed portfolio strategies that focused on capital preservation for a variety of clients including individuals, corporations, and pensions. They reviewed the background of key investment personnel responsible for servicing the Funds, taking into consideration the education and financial industry experience of the investment team noting their long careers in asset management. They noted the adviser utilized price and momentum driven proprietary quantitative models to determine which bond sectors and securities to select for a Fund’s portfolio, with an emphasis on risk management. They considered that the adviser had identified the various fixed income related risks and monitored the entire fixed income landscape, considering how it may affect the strategy. They noted the adviser monitored compliance with the Fund’s investment limitations using pre -trade checklists and daily position reports against a post -trade checklist to ensure compliance. They further noted the adviser considered best execution and selected broker-dealers based on an assessment of various service quality factors and product expertise. The Board noted as positive the investment team’s longevity, experience and consistency of service over more than 30 years. They agreed that the adviser maintained adequate resources to support its operation and service to the BTS Funds. The Board concluded that the adviser had provided high quality service to the BTS Funds.

Performance.

With respect to BTS Tactical, the Trustees noted that the Fund underperformed its benchmark, peer group median, and Morningstar category over all periods depicted in the Fund’s Broadridge report. They acknowledged the adviser’s contention that the Fund’s underperformance was due to defensive positions taken by the adviser. They noted that the Fund’s strategy was designed to provide value during downturns in the fixed income market. The Trustees concluded that the adviser was managing the Fund according to its stated objective and strategy as disclosed in the prospectus.

Fees and Expenses.

The Trustees noted that the adviser’s fee with respect to BTS Tactical was 1.00%, which was slightly above the Fund’s peer group median and higher than the Fund’s Morningstar category median but was well within the range of both categories. The Trustees reviewed the Fund’s net expense ratio, noting it was lower than

BTS Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2019

its peer group median and higher than its Morningstar category median but was well within the range of the category. They further noted the Fund’s advisory fee was generally lower than the highest fee charged by the adviser to its separately managed account clients. The Trustees concluded that the advisory fee was not unreasonable.

Economies of Scale. The Trustees considered whether economies of scale had been realized in connection with the advisory services provided to each Fund. They noted the adviser’s willingness to consider fee reductions as a Fund’s assets continued to grow. The Trustees discussed the adviser’s position on breakpoints and agreed to continue to monitor each Fund’s asset levels and revisit the matter as each Fund continued to grow.

Profitability. The Trustees reviewed the profitability analysis provided by the adviser. They agreed that although the adviser realized a profit in connection with its relationship with each Fund, the adviser’s profitability on a per Fund basis was not unreasonable given the resources and skill necessary to manage the Funds and that excessive profitability was not a concern at this time.

Conclusion. Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreements, and as assisted by the advice of counsel, the Trustees concluded that the fee structure was not unreasonable and that renewal of the advisory agreements was in the best interests of the Funds and the shareholders of the BTS Tactical.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

BTS Funds
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2019

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Gemini Fund Services, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	2	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 - 2017); and Altegris KKR Commitments Master Fund (since 2014); and Carlyle Tactical Private Credit Fund (since March 2018).
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012).	2	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015- 2017); and Schroder Global Series Trust (2012 to 2017).
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions in a major Wall Street firm including Capital Markets Controller, Director of Global Taxation, and CFO of the Specialty Finance Group.	2	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007-2019).
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired (since 2012). Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000- 2012).	2	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014- 2015).
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	2	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Director, Lynn Pippenger School of Accountancy Muma College of Business (since 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012).	2	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007).

12/31/19 – NLFT_v4

BTS Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2019

Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf Born in 1969	President Since June 2017	Vice President, The Ultimus Group, LLC and Executive Vice President, Gemini Fund Services, LLC (since 2019); President, Gemini Fund Services, LLC (2012-2019) Treasurer of the Trust (2006-June 2017); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, LLC, (2004 -2013).	N/A	N/A
Richard Malinowski Born in 1983	Vice President Since March 2018	Senior Vice President (since 2017); Vice President and Counsel (2016-2017) and Assistant Vice President, Gemini Fund Services, LLC (2012-2016)	N/A	N/A
James Colantino Born in 1969	Treasurer Since June 2017	Assistant Treasurer of the Trust (2006-June 2017); Senior Vice President - Fund Administration, Gemini Fund Services, LLC (since 2012).	N/A	N/A
Stephanie Shearer, NY 11788 Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Manager of Legal Administration, Gemini Fund Services, LLC (since 2018); Senior Paralegal, Gemini Fund Services, LLC (from 2013 - 2018); Paralegal, Gemini Fund Services, LLC (2010-2013).	N/A	N/A
Lynn Bowley Born in 1958	Chief Compliance Officer Since 2007	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of December 31, 2019, the Trust was comprised of 74 active portfolios managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Funds in the Trust advised by the Fund’s Advisor. The Funds do not hold themselves out as related to any other series within the Trust that is not advised by the Fund’s Advisor.

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-287-9820.

12/31/19 – NLFT_v4

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-877-287-9820 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-287-9820.

INVESTMENT ADVISOR
BTS Asset Management, Inc.
420 Bedford Street Suite 340
Lexington, MA 02420

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Dr. Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)       The Registrant’s board of trustees has determined that Mark Gersten, Anthony J. Hertl and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Gersten, Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fee	2017	2018	2019
	BTS Tactical Fixed Income Fund	$14,000	$14,700	$14,700
	BTS Managed Income Fund	N/A	N/A	$14,700

(b)	Audit-Related Fees	2017	2018	2019
	BTS Tactical Fixed Income Fund	None	None	None
	BTS Managed Income Fund	N/A	N/A	None

(c)	Tax Fees	2017	2018	2019
	BTS Tactical Fixed Income Fund	$2,200	$3,300	$3,300
	BTS Managed Income Fund	N/A	N/A	$3,300

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees	2017	2018	2019
	BTS Tactical Fixed Income Fund	None	None	None
	BTS Managed Income Fund	N/A	N/A	None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

BTS Tactical Fixed Income Fund

	2017	2018	2019
Audit-Related Fees:	0.00%	0.00%	0.00%
Tax Fees:	0.00%	0.00%	0.00%
All Other Fees:	0.00%	0.00%	0.00%

BTS Managed Income Fund

	2017	2018	2019
Audit-Related Fees:	N/A	N/A	0.00%
Tax Fees:	N/A	N/A	0.00%
All Other Fees:	N/A	N/A	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	2017	2018	2019
BTS Tactical Fixed Income Fund	$2,200	$3,300	$3,300
BTS Managed Income Fund	N/A	N/A	$3,300

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of securities lending activities for closed-end management investment companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 3/6/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 3/6/2020

By (Signature and Title)

/s/ James Colantino

James Colantino, Principal Financial Officer/Treasurer

Date 3/6/2020